UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 14, 2022

PUREBASE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55517	27-2060863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8631 State Hwy, 124

Ione, CA 95640

(Address of principal executive offices)

(209) 274-9143

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 7, 2022, Purebase Corporation, a Nevada corporation (the “Company”), entered into a First Amendment to Promissory Notes (the “Note Amendment”) with U.S. Mine Corp., a Nevada corporation (“USMC”), the holder of the Company’s outstanding 5% Unsecured Convertible Promissory Notes (the “2019/2020 Notes”) issued under a Securities Purchase Agreement, dated September 26, 2019, by and between the Company and USMC. Pursuant to the Note Amendment, the maturity dates were extended, to April 30, 2022, for: (i) a 2019/2020 Note in the principal amount of $20,000, originally issued on December 1, 2019, with a maturity date of December 1, 2021, (ii) a 2019/2020 Note in the principal amount of $86,000, originally issued on January 1, 2020, with a maturity date of January 1, 2022, and (iii) a 2019/2020 Note in the principal amount of $72,000, originally issued on February 1, 2020, with a maturity date of February 1, 2022 (collectively, the “2019/2020 Amended Notes”). In addition, USMC waived any “Event of Default” under the 2019/2020 Amended Notes for the Company’s failure to pay any principal amount or interest due under the 2019/2020 Amended Notes, or failure to observe or perform any other covenant, obligation, condition or agreement contained in any of the 2019/2020 Amended Notes. The Company and USMC agreed that, except as expressly provided in the Note Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the 2019/2020 Notes remain in full force and effect.

On April 7, 2022, the Company also entered into a Securities Purchase Agreement (the “2022/2023 Note Purchase Agreement”) with USMC, effective as of March 23, 2022, pursuant to which USMC may purchase up to an additional $1,000,000 of the Company’s 5% Unsecured Convertible Promissory Notes (“2022/2023 Notes”), in one or more closings. The Company intends to use the proceeds from sale of any 2022/2023 Notes for working capital and general corporate purposes.

The 2022/2023 Notes will have stated maturity dates of two years from the date of issuance, and will bear interest at a rate of 5% per annum, which will also be payable on maturity. Amounts due under the 2022/2023 Notes may be converted into shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), at any time at the option of the holder, at a conversion price of $0.39 per share. The conversion price and number of shares of the Company’s Common Stock issuable upon conversion of the 2022/2023 Notes will be subject to adjustment from time to time for any subdivision or consolidation of the Company’s shares and other standard dilutive events.

On April 14, 2022, the Company entered into a First Amendment to Purchase and Sale Agreement (the “Snow White Amendment”) with the Bremer Family 1995 Living Family Trust (the “Trust”). Pursuant to the Snow White Amendment, the term for the Company’s purchase from the Trust of the property generally known as the Snow White Mine under the Purchase and Sale Agreement between the parties, dated April 1, 2020 (the “Snow White Purchase Agreement”), was extended to April 1, 2023. The Company and the Trust agreed that, except as expressly provided in the Snow White Amendment, all terms and conditions of the Snow White Purchase Agreement shall remain in full force and effect.

A. Scott Dockter, the principal executive officer and a director and shareholder of the Company, and John Bremer, a director and shareholder of the Company, are also officers, directors and shareholders of USMC. John Bremer is also the trustee of the Bremer Family 1995 Living Family Trust.

The foregoing descriptions of the Note Amendment, the 2022/2023 Note Purchase Agreement, the Snow White Amendment and the form of 2022/2023 Note are qualified in their entirety by reference to the full text of such documents, copies of which are attached to this Current Report on Form 8-K (“Report”) as Exhibits 10.1, 10.2, 10.3 and 4.1, respectively, which are incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 14, 2022, the Company issued a 5% Unsecured Convertible Promissory Note to USMC in the principal amount of $884,492.28 (the “March 14, 2022 Note”), pursuant to the terms and conditions of a Securities Purchase Agreement, dated March 17, 2021, by and between the Company and USMC.

The March 14, 2022 Note has a stated maturity date of March 12, 2024, and bears interest at a rate of 5% per annum, which is also payable on maturity. Amounts due under the March 14, 2022 Note may be converted into shares of the Company’s Common Stock, at any time at the option of the holder, at a conversion price of $0.088 per share. The conversion price and number of shares of the Company’s Common Stock issuable upon conversion of the March 14, 2022 Note is subject to adjustment from time to time for any subdivision or consolidation of the Company’s shares and other standard dilutive events.

A. Scott Dockter, the principal executive officer and a director and shareholder of the Company, and John Bremer, a director and shareholder of the Company, are also officers, directors and shareholders of USMC.

The foregoing description of the March 14, 2022 Note is qualified in its entirety by reference to the full text of such document, a copy of which is attached to this Report as Exhibit 4.2, which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 2.03 above, which disclosure is incorporated herein by reference.

The issuance of the March 14, 2022 Note was and, upon conversion of the March 14, 2022 Note, the issuances of any conversion shares issued thereunder will be, exempt from registration under Section 4(a)(2) and/or Rule 506(b) of Regulation D as promulgated by the Securities and Exchange Commission (“SEC”) under of the Securities Act of 1933, as amended (the “Securities Act”), as transactions by an issuer not involving any public offering.

On April 7, 2022, USMC converted all amounts due under the 5% Unsecured Convertible Promissory Notes (the “Outstanding Notes”) of the Company that USMC holds into shares of the Company’s Common Stock (the “Conversion Shares”), as follows: (i) the principal amount of $20,000, and accrued and unpaid interest in the aggregate amount of $2,350.68, due under the Outstanding Note issued on December 1, 2019, was converted into a total of 139,692 Conversion Shares, (ii) the principal amount of $86,000, and accrued and unpaid interest in the aggregate amount of $9,742.74, due under the Outstanding Note issued on January 1, 2020, was converted into a total of 598,392 Conversion Shares, (iii) the principal amount of $72,000, and accrued and unpaid interest in the aggregate amount of $7,850.96, due under the Outstanding Note issued on February 1, 2020, was converted into a total of 499,068 Conversion Shares, (iv) the principal amount of $822,000, and accrued and unpaid interest in the aggregate amount of $55,400.55, due under the Outstanding Note issued on November 25, 2020, was converted into a total of 5,483,753 Conversion Shares, (v) the principal amount of $579,769.39, and accrued and unpaid interest in the aggregate amount of $30,656.30, due under the Outstanding Note issued on March 17, 2021, was converted into a total of 6,936,656 Conversion Shares, and (vi) the principal amount of $884,492.28, and accrued and unpaid interest in the aggregate amount of $2,907.92, due under the Outstanding Note issued on March 14, 2022, was converted into a total of 10,084,093 Conversion Shares.

A. Scott Dockter, the principal executive officer and a director and shareholder of the Company, and John Bremer, a director and shareholder of the Company, are also officers, directors and shareholders of USMC.

The issuances of the Conversion Shares are exempt from registration under Section 4(a)(2) and/or Rule 506(b) of Regulation D as promulgated by the SEC under of the Securities Act, as transactions by an issuer not involving any public offering.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of 5% Unsecured Convertible Promissory Note
4.2	5% Convertible Note between the Company and US Mine Corp., dated March 14, 2022
10.1	First Amendment to Promissory Notes, dated April 7, 2022, by and between the Company and U.S. Mine Corp.
10.2	Securities Purchase Agreement, dated April 7, 2022, effective as of March 23, 2022, between the Company and US Mine Corp.
10.3	First Amendment to Purchase and Sale Agreement, dated April 14, 2022, by and between the Company and Bremer Family 1995 Living Family Trust
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREBASE CORPORATION

Dated: April 14, 2022	By:	/s/ A. Scott Dockter
A. Scott Dockter
Chief Executive Officer